Exhibit 99.1


                          Index to Financial Statements


                                                                            Page
                                                                            ----
One Overton Park

Index to statements of revenues and certain operating expenses for the
      Period January 1, 2006 to June 26, 2006 (unaudited) and for the year ended December 31, 2005...........................................F-2

                                ONE OVERTON PARK

                             STATEMENTS OF REVENUES

                         AND CERTAIN OPERATING EXPENSES


                                    CONTENTS
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INDEPENDENT AUDITORS' REPORT                                                F-3

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES                       F-4

NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES              F-5

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of Franklin Street Properties Corp.
Wakefield, Massachusetts

We have audited the accompanying statement of revenues and certain operating expenses (the "Historical Summary") of One Overton Park (the "Property") for the year ended December 31, 2005. The Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulation of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Franklin Street Properties Corp.) as described in
Note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of One Overton Park for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.


                                            /s/ JOSEPH DECOSIMO AND COMPANY, LLC


Atlanta, Georgia
July 19, 2006

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                                ONE OVERTON PARK
              STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
--------------------------------------------------------------------------------

                                                 January 1, 2006    Year Ended
                                                       to          December 31,
                                                  June 26, 2006        2005
                                                 ---------------   ------------
                                                   (Unaudited)
REVENUES
     Rental income                                  $2,294,304       $3,200,963
     Reimbursement income                            1,217,547        1,418,156
     Percentage rent                                    35,326           60,727
     Other income                                       49,127           79,208
                                                    ----------       ----------
                                                     3,596,304        4,759,054
                                                    ----------       ----------

CERTAIN OPERATING EXPENSES
     Real estate taxes                                 336,251          628,721
     Cleaning                                          156,626          250,095
     Repairs and maintenance                           114,705          204,321
     Salaries                                          180,142          387,266
     Building management services                      330,167          640,487
     Utilities                                         280,729          472,434
     Insurance                                          32,508           58,244
                                                    ----------       ----------
                                                     1,431,128        2,641,568
                                                    ----------       ----------
REVENUES IN EXCESS OF
     CERTAIN OPERATING EXPENSES                     $2,165,176       $2,117,486
                                                    ==========       ==========


         The accompanying notes are an integral part of the statement of revenues and certain operating expenses.

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                                ONE OVERTON PARK

         NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
         For the Period January 1, 2006 to June 26, 2006 (unaudited) and
                          Year Ended December 31, 2005
--------------------------------------------------------------------------------

NOTE 1 - DESCRIPTION OF PROPERTY

One Overton Park is a 15-story office building with 387,267 rentable square feet (unaudited) located in the northwest market of Atlanta, Georgia. The Property was owned by One Overton Park LLC and sold to FSP One Overton Park LLC (the "Company"), a wholly-owned subsidiary of Franklin Street Properties Corp., on June 27, 2006.

NOTE 2 - BASIS OF PRESENTATION

The statement of revenues and certain operating expenses has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. This Historical Summary includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property.

NOTE 3 - USE OF ESTIMATES

The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America requires the Property's management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 4 - SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION - The Property's operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents, escalations, charges to tenants for their pro rata share of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Rental income is recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the leases, which amounted to an increase in rental income of approximately $1,414,296 for the year ended December 31, 2005. Reimbursement income consists of recovery of certain basic operating costs and is recognized as revenue in the period the costs are incurred. Revenues also include percentage rent that certain tenants are required to pay in accordance with the terms of their leases; these revenues are recognized as income when earned and their amounts can be reasonably estimated.

BAD DEBT EXPENSE - Bad debts are recorded under the specific identification method whereby uncollectible receivables are directly written off when identified.

REPAIRS AND MAINTENANCE - Expenditures for repairs and maintenance are expensed as incurred.

UNAUDITED INTERIM STATEMENT - The statement of revenue and certain expenses for the period January 1 to June 26, 2006 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

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                                ONE OVERTON PARK

         NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
         For the Period January 1, 2006 to June 26, 2006 (unaudited) and
                          Year Ended December 31, 2005
--------------------------------------------------------------------------------

NOTE 5 - CONCENTRATION OF RISKS

Three tenants accounted for approximately 27%, 15% and 10% of gross revenue, respectively for 2005.

NOTE 6 - LEASES

The aggregate annual minimum future rental revenue on noncancelable operating leases in effect at December 31, 2005, is as follows:

Year Ending
   December 31, 2006                                               $  3,196,953
   December 31, 2007                                                  5,034,115
   December 31, 2008                                                  5,251,696
   December 31, 2009                                                  5,226,936
   December 31, 2010                                                  5,196,764
   Later Years                                                       21,250,538
                                                                   ------------
                                                                   $ 45,157,002
                                                                   ============

Total minimum future rental income represents the base rent, including base year operating expenses, that tenants are required to pay under the terms of their leases exclusive of charges for contingent rents, real estate taxes and operating cost escalations.